SEQUOIA FUND, INC.

Supplement dated June 20, 2025 to the Prospectus dated May 1, 2025

The following is added after the third paragraph under “PURCHASE AND SALE OF SHARES – Limitations or Restrictions on Purchases of Fund Shares” in the Fund’s Prospectus:

The Fund has waived the initial minimum investment amounts for Fund shares purchased pursuant to the ReFlow Liquidity Program, as described in more detail below.

The following is added as the last sentence under “PURCHASE AND SALE OF SHARES – Frequent Purchases and Redemptions of Shares” in the Fund’s Prospectus:

Purchases and redemptions of Fund shares by ReFlow Fund, LLC (“ReFlow”) in connection with the Fund’s participation in the ReFlow Liquidity Program (as described below) are not subject to these limitations.

The following section is added after the section “PURCHASE AND SALE OF SHARES – Transactions Through Financial Services Organizations” in the Fund’s Prospectus:

ReFlow Liquidity Program

The Fund participates in the ReFlow Liquidity Program, which is designed to provide an alternative liquidity source for mutual funds. Pursuant to the program, ReFlow provides participating mutual funds (including the Fund) with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle that business day. The Fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s available cash to participating funds is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net shareholder purchases or at the end of a maximum holding period determined by ReFlow (currently eight days), or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow service, the Adviser, on behalf of the Fund, pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate. The actual fee rate that may be charged to the Adviser, on behalf of the Fund, therefore may be higher than minimum rate. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. ReFlow will periodically redeem its entire share position in the Fund and may request that such redemption be met in-kind in accordance with the Fund’s policies.

ReFlow may purchase Fund shares at net asset value and will not be subject to the Fund’s investment minimum. In addition, investments in the Fund by ReFlow are not subject to the Fund’s policy regarding frequent purchases and redemptions of shares of the Fund as described above under “Frequent Purchases and Redemptions of Shares” in the Prospectus. The Board has approved the Fund’s use of the ReFlow Liquidity Program.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.